UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2010

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VISION GLOBAL SOLUTIONS, INC
(Exact name of registrant as specified in its charter)
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Nevada	000-31104	20-8203420
(State of Incorporation)	Commission File No.	(IRS Employer ID No.)

Vision Global Solutions, Inc.
20400 Stevens Creek Blvd., Suite 700, Cupertino, California 95014
(Address of principal executive offices) (Zip Code)

10600 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014
(Former address of principal executive offices)   Zip Code

Registrant's telephone number, including area code: (408) 873-0400

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Blair Krueger, Esq., Attorney at Law

The Krueger Group, LLP
5510 La Jolla Boulevard
La Jolla, California 92037
Telephone: (858) 729-9997
Facsimile: (858) 729-9995
blair@thekruegergroup.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Registrant’s Certifying Accountant

Effective October 29, 2010, Jewett, Schwartz, Wolfe & Associates (“JSW”) was dismissed as the Registrant’s certifying independent accountant engaged to audit the Registrant’s financial statements. JSW was engaged as auditors to the Registrant for the fiscal year ended March 31, 2010.

Except as noted in the paragraph immediately below, the reports of JSW on the Company's financial statements for the fiscal years ending March 31, 2010 and 2009  did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of JSW on the Company's financial statements for the fiscal year ending March 31, 2010 and 2009 contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern.

Prior to their dismissal, there were no disagreements with JSW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of JSW would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant requested JSW to provide a copy of the letter addressed to the SEC stating whether it agrees with the statements made above by the Registrant regarding JSW. A copy of the letter by JSW is attached as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of Registrant’s New Certifying Accountant

Effective on October 29, 2010, Armanino McKenna LLP (“AMLLP”), whose address is 12667 Alcosta Blvd., Suite 500, San Ramon, CA 94583, was engaged to serve as the Registrant's new independent certifying accountant to audit the Registrant's financial statements.

Prior to engaging AMLLP, the Registrant had not consulted AMLLP regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event, nor did the Registrant consult with AMLLP regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of JSW as the Registrant’s certifying independent accountant and the engagement of AMLLP as its new certifying independent accountant were both approved by our board of directors.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are or will be filed herewith:

Exhibit
Number	Description

16.1	Letter from Former Accountant

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION GLOBAL SOLUTIONS, INC.

Dated: November 4, 2010	By:	/s/ Todd Waltz
Todd Waltz
President

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